Exhibit 99.1

News Release

Contact:	William J. Brunner, CFO - Shareholders & Analysts (317) 269-1614 Beth Copeland - Media (317) 269-1395

FIRST INDIANA ANNOUNCES RECORD 2005 EARNINGS

        INDIANAPOLIS, January 18, 2006 — First Indiana Corporation today announced record earnings with net income of $25.3 million, or $1.80 per diluted share, for the year ended December 31, 2005. Net income for the year ended December 31, 2004 was $14.7 million, or $0.93 per diluted share. Fourth quarter earnings were $6.8 million or $0.48 per diluted share, compared with $6.6 million, or $0.47 per diluted share, for the quarter ended September 30, 2005.

        Annualized return on average assets for the fourth quarter of 2005 was 1.36 percent, compared with 1.36 percent in the third quarter of 2005. Return on average assets for 2005 was 1.32 percent. Annualized return on average equity for the fourth quarter was 15.25 percent, compared with 14.80 percent in the third quarter. Return on average equity for 2005 was 14.39 percent.

        During the fourth quarter of 2005, First Indiana announced an agreement to sell its trust division to Marshall & Ilsley Corporation. As a result, the trust division was reclassified as discontinued operations. This reclassification primarily impacts non-interest income and non-interest expense. The sale was completed January 3, 2006.

First Indiana Announces Record 2005 Earnings
January 18, 2006

        The corporation will host a conference call to discuss year-end financial results on Thursday, January 19 at 2:00 p.m. Eastern Time. To participate, please call (800) 278-9857 and ask for First Indiana fourth quarter 2005 earnings. A replay of the call will be available from 5:00 p.m. Eastern Time January 19, through midnight, January 26. To hear the replay, call (800) 642-1687 and use conference ID: 3915520.

        First Indiana Corporation (Nasdaq: FINB) is a full-service financial services company offering comprehensive financial solutions to businesses and individuals. It is the holding company for First Indiana Bank, N.A., the largest commercial bank headquartered in Indianapolis. Founded in 1915, First Indiana Bank is a national bank with 30 offices in central Indiana. Information about First Indiana is available at (317) 269-1200, or at www.firstindiana.com, which is not a part of this news release.

        This release contains or may contain forward-looking statements about First Indiana that involve substantial risks and uncertainties. A description of these risks and uncertainties can be found in First Indiana’s Annual Report on Form 10-K for the year ended December 31, 2004, and in its reports on Form 10-Q and 8-K with the United States Securities and Exchange Commission (SEC). Copies of these filings are available at no cost on the SEC’s web site at www.sec.gov or on First Indiana’s web site at www.firstindiana.com.

Financial Highlights
First Indiana Corporation and Subsidiaries
(Dollars in Thousands, Except Per Share Data)
(Unaudited)

	For the Three Months Ended			For the Twelve Months Ended
	December 31 2005	September 30 2005	December 31 2004	December 31 2005	December 31 2004
Net Interest Income	$ 17,799	$ 17,734	$ 16,919	$ 69,110	$ 69,441
Provision for Loan Losses	-	-	-	(3,200)	11,550
Non-Interest Income	7,619	8,417	8,094	29,318	36,851
Non-Interest Expense	15,261	16,034	15,089	63,061	69,223
Income from Continuing Operations, Net of Taxes	6,562	6,406	6,346	24,500	16,393
Income (Loss) from Discontinued Operations, Net of Taxes	189	209	(857)	771	(1,715)
Net Income	6,751	6,615	5,489	25,271	14,678

Basic Earnings Per Share
Income from Continuing Operations, Net of Taxes	$ 0.48	$ 0.47	$ 0.41	$ 1.78	$ 1.05
Income (Loss) from Discontinued Operations, Net of Taxes	0.01	0.01	(0.06)	0.06	(0.11)

Net Income	$ 0.49	$ 0.48	$ 0.35	$ 1.84	$ 0.94

Diluted Earnings Per Share
Income from Continuing Operations, Net of Taxes	$ 0.47	$ 0.46	$ 0.40	$ 1.74	$ 1.04
Income (Loss) from Discontinued Operations, Net of Taxes	0.01	0.01	(0.05)	0.06	(0.11)

Net Income	$ 0.48	$ 0.47	$ 0.35	$ 1.80	$ 0.93

Dividends Per Share	$ 0.200	$ 0.200	$ 0.165	$ 0.760	$ 0.675

Net Interest Margin	3.85%	3.90%	3.66%	3.85%	3.55%
Efficiency Ratio (1)	60.04	61.31	60.32	64.07	65.13
Annualized Return on Average Assets (2)	1.36	1.36	1.12	1.32	0.71
Annualized Return on Average Equity (2)	15.25	14.80	10.52	14.39	6.94

Average Basic Shares Outstanding	13,585,758	13,705,157	15,467,384	13,726,516	15,587,541
Average Diluted Shares Outstanding	13,950,341	14,057,423	15,729,710	14,039,970	15,788,362

	December 31 2005	September 30 2005	December 31 2004
Assets	$ 1,966,356	$ 2,003,095	$ 1,898,263
Loans	1,567,186	1,585,434	1,500,190
Deposits	1,449,276	1,426,419	1,370,697
Shareholders' Equity	175,442	176,207	172,143

Shareholders' Equity/Assets	8.92%	8.80%	9.07%
Tangible Equity/Tangible Assets	7.33%	7.22%	7.38%

Shareholders' Equity Per Share	$ 12.78	$ 12.74	$ 12.28
Market Closing Price	34.38	34.07	22.51

Shares Outstanding	13,730,723	13,830,640	14,022,783

(1)	Based on continuing operations.
(2)	Includes earnings from continuing and discontinued operations.

Condensed Consolidated Balance Sheets
First Indiana Corporation and Subsidiaries
(Dollars in Thousands)
(Unaudited)

	December 31 2005	September 30 2005	December 31 2004
Assets
Cash	$ 49,903	$ 52,882	$ 52,611
Interest-Bearing Due from Banks	3,151	7,351	42,540
Federal Funds Sold	10,000	28,500	-
Securities Available for Sale	232,976	228,807	217,269
Other Investments	26,540	26,540	26,027
Loans
Business	545,215	550,581	466,703
Commercial Real Estate	167,715	168,340	175,145
Single-Family Construction	92,451	89,141	58,680
Consumer	499,465	509,390	520,611
Residential Mortgage	262,340	267,982	279,051

Total Loans	1,567,186	1,585,434	1,500,190
Allowance for Loan Losses	(39,168)	(41,046)	(53,172)

Net Loans	1,528,018	1,544,388	1,447,018
Premises and Equipment	24,272	23,489	24,783
Accrued Interest Receivable	10,474	9,438	8,194
Loan Servicing Rights	-	-	4,260
Goodwill	30,682	30,682	30,682
Other Intangible Assets	3,206	3,380	3,902
Assets of Discontinued Operations	1,020	962	996
Other Assets	46,114	46,676	39,981

Total Assets	$ 1,966,356	$ 2,003,095	$ 1,898,263

Liabilities
Non-Interest-Bearing Deposits	$ 268,682	$ 290,966	$ 265,203
Interest-Bearing Deposits
Demand Deposits	229,876	181,641	189,911
Savings Deposits	489,713	478,119	463,679
Certificates of Deposit	461,005	475,693	451,904

Total Interest-Bearing Deposits	1,180,594	1,135,453	1,105,494

Total Deposits	1,449,276	1,426,419	1,370,697
Short-Term Borrowings	220,732	193,751	162,208
Federal Home Loan Bank Advances	42,365	128,015	114,499
Subordinated Notes	46,781	46,750	46,657
Accrued Interest Payable	1,830	2,006	1,818
Advances by Borrowers for Taxes and Insurance	873	1,741	1,175
Other Liabilities	29,057	28,206	29,066

Total Liabilities	1,790,914	1,826,888	1,726,120

Shareholders' Equity
Common Stock	162	162	160
Capital Surplus	16,193	14,634	10,048
Retained Earnings	204,089	199,642	188,424
Accumulated Other Comprehensive Income (Loss)	(3,077)	(2,245)	(1,398)
Treasury Stock at Cost	(41,925)	(35,986)	(25,091)

Total Shareholders' Equity	175,442	176,207	172,143

Total Liabilities and Shareholders' Equity	$ 1,966,356	$ 2,003,095	$ 1,898,263

Condensed Consolidated Statements of Income
First Indiana Corporation and Subsidiaries
(Dollars in Thousands, Except Per Share Data)
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31 2005	September 30 2005	December 31 2004	December 31 2005	December 31 2004
Interest Income
Interest-Bearing Due from Banks	$ 32	$ 32	$ 229	$ 142	$ 389
Federal Funds Sold	32	27	-	91	-
Securities Available for Sale	2,186	2,168	1,857	8,387	7,869
Dividends on Other Investments	281	321	286	1,159	1,170
Loans	26,653	25,319	22,487	97,401	92,216

Total Interest Income	29,184	27,867	24,859	107,180	101,644
Interest Expense
Deposits	7,856	6,843	5,049	25,930	20,433
Short-Term Borrowings	1,893	1,503	523	5,121	1,521
Federal Home Loan Bank Advances	793	944	1,525	3,653	6,880
Subordinated Notes	843	843	843	3,366	3,369

Total Interest Expense	11,385	10,133	7,940	38,070	32,203

Net Interest Income	17,799	17,734	16,919	69,110	69,441
Provision for Loan Losses	-	-	-	(3,200)	11,550

Net Interest Income after Provision for Loan Losses	17,799	17,734	16,919	72,310	57,891
Non-Interest Income
Deposit Charges	4,239	4,445	4,160	16,760	17,246
Loan Servicing Income	1	1	(347)	58	(236)
Loan Fees	308	501	688	1,818	3,039
Investment Product Sales Commissions	132	188	145	581	1,704
Sale of Loans	2,402	2,515	3,032	10,188	11,538
Sale of Loan Servicing	20	37	-	(1,649)	-
Net Investment Securities Gain (Loss)	-	-	(299)	(813)	(19)
Other	517	730	715	2,375	3,579

Total Non-Interest Income	7,619	8,417	8,094	29,318	36,851
Non-Interest Expense
Salaries and Benefits	9,101	9,512	8,139	37,295	38,813
Net Occupancy	981	1,014	1,018	4,330	3,973
Equipment	1,381	1,354	1,425	5,368	5,946
Professional Services	1,026	1,184	1,297	4,118	4,828
Marketing	234	633	494	2,144	2,135
Telephone, Supplies, and Postage	719	727	850	3,004	3,429
Other Intangible Asset Amortization	174	174	180	696	718
OREO Expenses	69	(253)	(57)	(94)	1,215
Other	1,576	1,689	1,743	6,200	8,166

Total Non-Interest Expense	15,261	16,034	15,089	63,061	69,223

Income from Continuing Operations	10,157	10,117	9,924	38,567	25,519
Income Taxes	3,595	3,711	3,578	14,067	9,126

Income from Continuing Operations, Net of Taxes	6,562	6,406	6,346	24,500	16,393
Discontinued Operations
Income from Discontinued Operations	317	351	201	1,296	239
Income Taxes	128	142	1,058	525	1,954

Income (Loss) from Discontinued Operations, Net of Taxes	189	209	(857)	771	(1,715)

Net Income	$ 6,751	$ 6,615	$ 5,489	$ 25,271	$ 14,678

Basic Earnings Per Share
Income from Continuing Operations, Net of Taxes	$ 0.48	$ 0.47	$ 0.41	$ 1.78	$ 1.05
Income (Loss) from Discontinued Operations, Net of Taxes	0.01	0.01	(0.06)	0.06	(0.11)

Net Income	$ 0.49	$ 0.48	$ 0.35	$ 1.84	$ 0.94

Diluted Earnings Per Share
Income from Continuing Operations, Net of Taxes	$ 0.47	$ 0.46	$ 0.40	$ 1.74	$ 1.04
Income (Loss) from Discontinued Operations, Net of Taxes	0.01	0.01	(0.05)	0.06	(0.11)

Net Income	$ 0.48	$ 0.47	$ 0.35	$ 1.80	$ 0.93

Dividends Per Common Share	$ 0.200	$ 0.200	$ 0.165	$ 0.760	$ 0.675

Net Interest Margin
First Indiana Corporation and Subsidiaries
(Dollars in Thousands)
(Unaudited)

	Three Months Ended
	December 31, 2005			December 31, 2004
	Average Balance	Interest	Yield / Rate	Average Balance	Interest	Yield / Rate
Assets
Interest-Bearing Due from Banks	$ 3,485	$ 32	3.64%	$ 57,177	$ 229	1.59%
Federal Funds Sold	3,196	32	4.03	-	-	-
Securities Available for Sale	231,383	2,186	3.78	213,223	1,857	3.48
Other Investments	26,540	281	4.24	25,969	286	4.41
Loans
Business	544,319	9,727	7.09	474,919	6,891	5.77
Commercial Real Estate	164,785	3,102	7.47	175,102	2,688	6.11
Single-Family Construction	95,467	1,745	7.25	101,535	1,396	5.47
Consumer	513,525	9,042	7.04	520,275	8,245	6.34
Residential Mortgage	264,763	3,037	4.59	277,595	3,267	4.71

Total Loans	1,582,859	26,653	6.70	1,549,426	22,487	5.79

Total Earning Assets	1,847,463	29,184	6.29	1,845,795	24,859	5.37
Other Assets	121,414			110,068

Total Assets	$ 1,968,877			$ 1,955,863

Liabilities and Shareholders' Equity
Interest-Bearing Deposits
Demand Deposits	$ 185,200	$ 273	0.58%	$ 186,331	$ 162	0.35%
Savings Deposits	503,429	2,987	2.35	469,282	1,274	1.08
Certificates of Deposit	485,445	4,596	3.76	494,180	3,613	2.91

Total Interest-Bearing Deposits	1,174,074	7,856	2.65	1,149,793	5,049	1.75
Short-Term Borrowings	223,215	1,893	3.36	135,114	523	1.54
Federal Home Loan Bank Advances	67,396	793	4.67	131,017	1,525	4.63
Subordinated Notes	46,771	843	7.21	46,647	843	7.23

Total Interest-Bearing Liabilities	1,511,456	11,385	2.99	1,462,571	7,940	2.16
Non-Interest-Bearing Demand Deposits	246,817			252,224
Other Liabilities	35,004			33,602
Shareholders' Equity	175,600			207,466

Total Liabilities and Shareholders’ Equity	$ 1,968,877			$ 1,955,863

Net Interest Income/Spread		$ 17,799	3.30%		$ 16,919	3.21%

Net Interest Margin			3.85%			3.66%

Net Interest Margin
First Indiana Corporation and Subsidiaries
(Dollars in Thousands)
(Unaudited)

	Twelve Months Ended
	December 31, 2005			December 31, 2004
	Average Balance	Interest	Yield / Rate	Average Balance	Interest	Yield / Rate
Assets
Interest-Bearing Due from Banks	$ 5,354	$ 142	2.64%	$ 29,200	$ 389	1.33%
Federal Funds Sold	2,853	91	3.19	-	-	-
Securities Available for Sale	226,513	8,387	3.70	215,159	7,869	3.66
Other Investments	26,447	1,159	4.38	25,573	1,170	4.57
Loans
Business	504,388	33,236	6.59	491,490	25,577	5.20
Commercial Real Estate	167,287	11,497	6.87	176,641	10,238	5.80
Single-Family Construction	80,652	5,379	6.67	166,416	8,111	4.87
Consumer	509,471	34,625	6.80	554,570	34,177	6.16
Residential Mortgage	271,189	12,664	4.67	296,232	14,113	4.76

Total Loans	1,532,987	97,401	6.35	1,685,349	92,216	5.47

Total Earning Assets	1,794,154	107,180	5.97	1,955,281	101,644	5.20
Other Assets	113,396			119,780

Total Assets	$ 1,907,550			$ 2,075,061

Liabilities and Shareholders' Equity
Interest-Bearing Deposits
Demand Deposits	$ 189,297	$ 877	0.46%	$ 185,050	$ 635	0.34%
Savings Deposits	477,500	8,835	1.85	472,006	3,977	0.84
Certificates of Deposit	473,150	16,218	3.43	565,940	15,821	2.80

Total Interest-Bearing Deposits	1,139,947	25,930	2.27	1,222,996	20,433	1.67
Short-Term Borrowings	181,930	5,121	2.81	128,676	1,521	1.18
Federal Home Loan Bank Advances	84,087	3,653	4.34	188,581	6,880	3.65
Subordinated Notes	46,725	3,366	7.20	46,600	3,369	7.23

Total Interest-Bearing Liabilities	1,452,689	38,070	2.62	1,586,853	32,203	2.03
Non-Interest-Bearing Demand Deposits	246,113			241,941
Other Liabilities	33,133			34,723
Shareholders' Equity	175,615			211,544

Total Liabilities and Shareholders’ Equity	$ 1,907,550			$ 2,075,061

Net Interest Income/Spread		$ 69,110	3.35%		$ 69,441	3.17%

Net Interest Margin			3.85%			3.55%

Loan Charge-Offs and Recoveries
First Indiana Corporation and Subsidiaries
(Dollars in Thousands)
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31 2005	September 30 2005	December 31 2004	December 31 2005	December 31 2004
Allowance for Loan Losses at Beginning of Period	$ 41,046	$ 46,969	$ 52,511	$ 53,172	$ 53,197
Charge-Offs
Business	434	5,036	194	6,719	9,963
Commercial Real Estate	-	-	-	-	630
Single-Family Construction	-	-	50	-	1,973
Consumer	2,275	1,624	993	7,215	4,760
Residential Mortgage	132	2	10	224	200

Total Charge-Offs	2,841	6,662	1,247	14,158	17,526
Recoveries
Business	88	209	1,312	889	4,752
Commercial Real Estate	-	-	49	278	49
Single-Family Construction	-	1	423	237	485
Consumer	875	529	124	1,950	665

Total Recoveries	963	739	1,908	3,354	5,951

Net Charge-Offs	1,878	5,923	(661)	10,804	11,575
Provision for Loan Losses	-	-	-	(3,200)	11,550

Allowance for Loan Losses at End of Period	$ 39,168	$ 41,046	$ 53,172	$ 39,168	$ 53,172

Net Charge-Offs to Average Loans (Annualized)	0.47%	1.51%	(0.17)%	0.70%	0.69%
Allowance for Loan Losses to Loans at End of Period	2.50	2.59	3.54
Allowance for Loan Losses to Non-Performing Loans
at End of Period	859.89	643.76	269.03

Non-Performing Assets
First Indiana Corporation and Subsidiaries
(Dollars in Thousands)
(Unaudited)

	December 31, 2005	September 30, 2005	December 31, 2004
Non-Performing Loans
Non-Accrual Loans
Business	$ 1,383	$ 2,204	$ 10,637
Commercial Real Estate	-	-	1,184
Single-Family Construction	-	-	45
Consumer	1,323	2,258	3,078
Residential Mortgage	698	172	961

Total Non-Accrual Loans	3,404	4,634	15,905

Accruing Loans Past Due 90 Days or More
Business	203	-	459
Commercial Real Estate	-	822	881
Single-Family Construction	-	-	494
Consumer	825	920	2,025
Residential Mortgage	123	-	-

Total Accruing Loans Past Due 90 Days or More	1,151	1,742	3,859

Total Non-Performing Loans	4,555	6,376	19,764
Foreclosed Assets	78	71	1,681

Total Non-Performing Assets	$ 4,633	$ 6,447	$ 21,445

Non-Performing Loans to Loans at End of Period	0.29%	0.40%	1.32%
Non-Performing Assets to Loans
and Foreclosed Assets at End of Period	0.30	0.41	1.43